UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 30, 2021

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging Growth Company

Ameren Corporation	☐
Union Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐

ITEM 8.01	Other Events.
Reference is made to Note 9 – Commitments and Contingencies to the financial statements under Part I, Item 1. Financial Statements; Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 1. Legal Proceedings, each in the Quarterly Report on Form

10-Q

for the quarter ended September 30, 2021 (“Form

10-Q”);

and to Glossary of Terms and Abbreviations; Part I, Item 3. Legal Proceedings; Outlook under Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Note 14 – Commitments and Contingencies to our financial statements under Part II, Item 8. Financial Statements and Supplementary Data, each in the Annual Report on Form

10-K

for the year ended December 31, 2020 (“Form

10-K”)

of registrants Ameren Corporation (“Ameren”) and Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), for a discussion of the August 2021 decision issued by a three-judge panel of the United States Court of Appeals for the Eighth Circuit (“Court of Appeals”) that affirmed the September 2019 remedy order issued by the United States District Court for the Eastern District of Missouri (“District Court”) as it related to the installation of a flue gas desulfurization system at the Rush Island Energy Center, but reversed the order as it related to the installation of a dry sorbent injection system at the Labadie Energy Center.
As previously reported, in October 2021, Ameren Missouri sought reconsideration of the Court of Appeals’ panel decision before the entire Court of Appeals, and the United States Department of Justice (“DOJ”) sought reconsideration of the panel’s decision rejecting the requirement to install a dry sorbent injection system at the Labadie Energy Center. On November 30, 2021, the Court of Appeals issued an order denying both Ameren Missouri’s and DOJ’s requests for reconsideration.
Based on its assessment of available legal, operational and regulatory alternatives, Ameren Missouri has determined not to further appeal the court rulings and will instead seek a modification from the District Court of its September 2019 order that would facilitate the accelerated retirement of the Rush Island Energy Center in lieu of installation of the flue gas desulfurization system. Ameren Missouri expects the retirement of the Rush Island Energy Center to occur on or before the compliance date established by the September 2019 order, which required installation of the flue gas desulfurization system within four and one-half years from the conclusion of the appeal process and entry of a final judgment. Ameren Missouri further expects that the ultimate retirement date and interim operating requirements will be based on an assessment of the impacts of the retirement to regional electric power system reliability and the expected timeframe for implementing any associated transmission upgrade projects that could be required. This assessment will include analysis of such considerations by the Midcontinent Independent System Operator, Inc. (“MISO”). MISO’s preliminary assessment is expected to be completed by mid-January

2022. The District Court is under no deadline to issue an order in this proceeding.
In connection with the planned accelerated retirement of the Rush Island Energy Center, Ameren Missouri expects to seek approval from the Missouri Public Service Commission (“MoPSC”) to finance the costs associated with the retirement, including the remaining unrecovered net plant balance associated with the facility, through the issuance of securitized utility tariff bonds pursuant to the Missouri securitization statute that became effective in August 2021. As of September 30, 2021, the Rush Island Energy Center had a net plant balance of approximately $0.6 billion and a rate base of approximately $0.4 billion. In addition, Ameren Missouri expects to file an updated Integrated Resource Plan with the MoPSC during the first half of 2022 to reflect the planned acceleration of the retirement of the Rush Island Energy Center from 2039, the year the facility is currently scheduled to retire as reflected in the company’s 2020 Integrated Resource Plan.
Ameren and Ameren Missouri are unable to predict the ultimate resolution of these matters.
Forward-Looking Statements
Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, projections, strategies, targets, estimates, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Ameren and Ameren Missouri are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed under Risk Factors in the Annual Report on Form

10-K

for the year ended December 31, 2020, and elsewhere in this report and in Ameren’s and Ameren Missouri’s other filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•	regulatory, judicial, or legislative actions, and any changes in regulatory policies and ratemaking determinations, that may change regulatory recovery mechanisms;

•	the effects of changes in federal, state, or local laws and other governmental actions, including monetary, fiscal, and energy policies;

•	the cost and availability of transmission capacity for the energy generated by Ameren Missouri’s energy centers or required to satisfy Ameren Missouri’s energy sales;

•
business and economic conditions, which have been affected by, and will be affected by the length and severity of, the

COVID-19

pandemic, including the impact of such conditions on interest rates and inflation;

•
the impact of weather conditions and other natural phenomena on Ameren and Ameren Missouri and Ameren Missouri’s customers, including the impact of system outages and the level of wind and solar resources;

•	the performance and cost recovery of generation, transmission, and distribution assets;

•	the effects of failures of electric generation, electric and natural gas transmission or distribution, which could result in unanticipated liabilities or unplanned outages;

•
Ameren Missouri’s ability to recover the remaining investment and decommissioning costs associated with the retirement of an energy center, as well as the ability to earn a return on that remaining investment and those decommissioning costs;

•
the impact of current environmental laws and new, more stringent, or changing requirements, including those related to the New Source Review provisions of the Clean Air Act and carbon dioxide, other emissions and discharges, cooling water intake structures, and coal combustion residuals that could limit or terminate the operation of certain of Ameren Missouri’s energy centers, increase its operating costs or investment requirements, result in an impairment of its assets, cause it to sell its assets, reduce its customers’ demand for electricity or natural gas, or otherwise have a negative financial effect;

•	the impact of a final judgment to be issued by the District Court regarding its September 2019 remedy order;

•
the impact of negative opinions of Ameren and Ameren Missouri or Ameren Missouri’s utility services that its customers, investors, legislators, or regulators may have or develop, which could result from a variety of factors, including failures in system reliability, failure to implement Ameren’s and Ameren Missouri’s investment plans or to protect sensitive customer information, increases in rates, negative media coverage, or concerns about environmental, social, and/or governance practices;

•	the impact of adopting new accounting guidance;

•	the effects of strategic initiatives, including mergers, acquisitions, and divestitures;

•	legal and administrative proceedings; and

•	acts of sabotage, war, terrorism, or other intentionally disruptive acts.
New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, Ameren and Ameren Missouri undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

This combined Form

8-K

is being filed separately by Ameren Corporation and Union Electric Company. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Michael L. Moehn
Name:	Michael L. Moehn
Title:	Executive Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Chairman and President
Date: December 14, 2021

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